Exhibit 10.20

EXECUTION VERSION

AMENDMENT NO. 1

TO

AMENDED AND RESTATED DISTRIBUTION AGENCY AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Distribution Agency Agreement is made and entered into as of October 30, 2015 (the “Amendment Effective Date”), by and between Western Alliance Bancorporation, a Delaware corporation (the “Company”), and Credit Suisse Securities (USA) LLC (the “Manager”), in order to amend that certain Amended and Restated Distribution Agency Agreement (the “Agreement”), dated as of October 30, 2014, by and between the Company and the Manager. Capitalized terms used herein and not defined shall have the meanings set forth in the Agreement.

WHEREAS, the Company desires to file a final prospectus supplement, relating to the Shares, with the Commission pursuant to Rule 424(b) under the Act in the form furnished by the Company to the Manager in order to permit sales of the Shares under the Agreement;

WHEREAS, the Agreement references that certain registration statement on Form S-3 (File No. 333-181128), the effectiveness of which lapsed on May 14, 2015;

WHEREAS, the Company filed a new registration statement on Form S-3 (File No. 333- 203959) with the Commission on May 7, 2015, which became effective upon filing; and

WHEREAS, the Company and the Manager desire to amend the Agreement in order to reflect this change in the registration statement.

1.	Amendments. The Agreement is hereby amended as follows:

(a)	The first two clauses in Section 2(a) of the Agreement (ending with the second semi-colon) are hereby deleted in their entirety and replaced with the following:

A registration statement on Form S-3 (File No. 333-203959) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, became effective upon filing or have been declared effective by the Commission in such form (as the case may be);

(b)	The following is hereby added as a new section immediately after Section 2(vv) of the Agreement:

(ww) (i) At the time the Registration Statement initially became effective, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post-effective amendment, incorporated report or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption in Rule 163 under the Act, and (iv) on the effective date of Amendment No. 1 to this Agreement, the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 under the Act (based on the relevant determination date under Rule 405).

(c)    The following is hereby added immediately after the last sentence in Section 4(a) of the Agreement:

If (1) the Registration Statement is not available for the sales of the Shares as contemplated by this Agreement or the Company is not a “well-known seasoned issuer” as defined in Rule 405 under the Act and (2) the Company files a new registration statement with respect to any additional Common Stock necessary to complete such sales of the Shares and causes such registration statement to become effective, then, after the effectiveness of any such registration statement, all references to “Registration Statement” included in this Agreement shall be deemed to include such new registration statement, including all documents incorporated by reference therein pursuant to Item 12 of Form S-3, and all references to “Basic Prospectus” included in this Agreement shall be deemed to include the final form of prospectus, including all documents incorporated therein by reference, included in any such registration statement at the time such registration statement became effective.

2.	Reference to and Effect on the Agreement. Except as specifically modified above, the Agreement shall remain in full force and effect.

3.
Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

4.
Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment.

512269.07-PALSR01A - MSW

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

WESTERN ALLIANCE BANCORPORATION

By:	/s/ Dale Gibbons
	Name:	Dale Gibbons
	Title:	Executive Vice President and
Chief Financial Officer

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Amit Grover
	Name:	Amit Grover
	Title:	Director